SCHEDULE 14A INFORMATION
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PHOTONIC PRODUCTS GROUP, INC.

(Name of Registrant as Specified In Its Certificate of Incorporation)

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PHOTONIC PRODUCTS GROUP, INC.

181 Legrand Avenue
Northvale, New Jersey 07647
Notice of Annual Meeting of Shareholders
To be held on Wednesday May 13, 2009

To The Shareholders of Photonic Products Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of PHOTONIC PRODUCTS GROUP, INC. (the "Company") will be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020, on Wednesday, May 13, 2009 at 10:00 a.m. for the following purpose:

1.	To elect four directors, named herein, to hold office for a term of one year.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on Friday, April 3, 2009, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We urge you to vote your shares over the Internet, by telephone or through the mail at your earliest convenience.

By Order of the Board of Directors

/s/ William J. Foote
William J. Foote, Secretary
Northvale, New Jersey
April 20, 2009

PHOTONIC PRODUCTS GROUP, INC.
181 Legrand Avenue
Northvale, NJ 07647

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
May 13, 2009

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, NY 10020 on Wednesday, May 13, 2009 at 10:00 a.m.  This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about April 20, 2009.

Shareholders Entitled to Vote

Only shareholders of record at the close of business on April 3, 2009, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting.  At the close of business on the record date, there were 11,297,866 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting.  Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting.  Assuming that a quorum is present, the election of four Directors, to hold office for one year will require the vote of a plurality of the shares of Common Stock represented and entitled to vote at the Annual Meeting.

For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included.  Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting.   Owners of Common Stock are not entitled to cumulative voting in the election of directors.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF PHOTONIC PRODUCTS GROUP, INC. TO BE HELD ON MAY 13, 2009.  THIS PROXY STATEMENT, THE ACCOMPANYING FORM OF PROXY CARD AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, INCLUDING FINANCIAL STATEMENTS, ARE AVAILABLE AT www.proxyvote.com.  Under new rules issued by the Securities and Exchange Commission, we are providing access to our proxy materials both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the internet.

Voting:  Revocation of Proxies

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person.  Each proxy may be revoked at any time before it is exercised by giving written notice of revocation to the Secretary of the Company by filing a later dated proxy with the Secretary at any time prior to its exercise or by voting at the meeting.  The presence at the meeting of a stockholder who has given a proxy does not revoke the proxy unless the stockholder files a notice of revocation or votes by written ballot.  All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy.  If no specification is given, the shares will be voted in favor of the Board's nominees for director described in this Proxy Statement.

Costs of Solicitation

The entire cost of soliciting these proxies will be borne by the Company.  In following up the original solicitation of proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing.  If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

PROPOSAL ONE

ELECTION OF DIRECTORS

The following table sets forth the name and age of the current members of the Board of Directors, the principal occupation or employment of the director for the past five or more years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each director served as a Board member, and the period during which each director has served as a director of the Company.

Nominated for Election to Board of Directors:
		Term
Name and Age	Since	Ends	Positions; Business Experience

Luke P. LaValle, Jr., 67	2005	2009	Director of the Company (2005-present)
			President and Chief Executive Officer, American Capital Management Inc. (1980-present)
			Senior Investment Officer, United States Trust Company of NY (1967-1980)
			Lt. Colonel, US Army Reserve (Retired)

Thomas H. Lenagh, 84	1998	2009	Director of the Company (1998 – present)
			Chairman of the Board of Directors of the Company (May 2000-August 2004)
			Management Consultant (1990 - Present)
			Past Chairman and Chief Executive Officer, Systems Planning Corporation
			Treasurer and Chief Investment Officer, The Ford Foundation
			Captain, US Navy Reserve (Retired)

Joseph J. Rutherford, 62	2009[a]	2009	Director of the Company since January 23, 2009
			President and Chief Executive Officer of the Company since January 1, 2009
			Vice President/General Manager, MRC Precision Metal Optics, subsidiary of PPGI (July 2008-December 2008)
			Vice President/General Manager, Northrop Grumman Synoptics (1989-2006)
			Vice President, Marketing and Sales, Memtech Corp. (1987-1989)

N.E. Rick Strandlund, 65	2009[b]	2009	Director of the Company (January 21, 2009 - present)
			Chairman, President and CEO, Nanoproducts Corporation (2005 - Present)
			President and CEO, Research Electro-Optics, Inc (2002-2004)
			President and COO, Research Electro-Optics Inc. (1997-2002)
			Vice-President/General Manager, Santa Rosa Division, Optical Coating Laboratory, Inc. (1993-1996)
			Vice President/General Manager, Commercial Products Division, Optical Coating Laboratory, Inc. (1986-1993)

a  Mr. Rutherford was appointed by the Board of Directors on January 23, 2009 to fill the seat on the Board vacated by the resignation of Mr. Daniel Lehrfeld on the same date.
b On January 21, 2009, the Board of Directors approved an amendment to the Company’s Bylaws to increase the number of directors from five to six.  Mr. Strandlund was appointed by the Board of Directors on January 21, 2009 to fill the additional seat, until the annual election of directors on May 13, 2009.

The Board of Directors unanimously recommends that you vote for the election of Thomas H. Lenagh, Luke P. LaValle, Jr., Joseph J. Rutherford and N.E. Rick Strandlund for a one year term.

Other Continuing Elected Directors:

		Term
Name and Age	Since	Ends	Positions; Business Experience

Jan M. Winston, 72	2000	2010	Class III Director of the Company
			Principal, Winston Consulting (1997-present)
			Division Director/General Manager IBM Corporation (1981-1997)
			Executive positions held in Development, Finance and Marketing

Compensation of Directors

Compensation for non-employee Directors’ consists of two components: cash (i.e. meeting attendance fees, retainer and cash bonuses) and awards under the Company’s 2000 Equity Compensation Program.  Under the 2000 Equity Compensation Program, stock option grants and restricted stock unit grants may be made by the Compensation Committee.  Equity-based grants are intended to align the interests of the Company’s directors with that of other shareholders.  The Company does not require its directors to own stock.

Fees paid to non-employee directors were $500 during fiscal years 2008 and 2007, for each board or committee meeting attended in person, and $250 for each meeting in which they participated via telephone.

In addition, each non-employee director is paid an annual retainer fee, in quarterly installment.  For 2008 and 2007, the annual retainer was $15,000 for the Chairman and $10,000 for each of the other outside Directors.

Directors, who are also employees of the Company, do not receive any additional fees for such services.

The table that follows provides information on components of Director Compensation in 2008.

Director Compensation in Fiscal Year 2008

Name	Fees and bonuses paid in cash ($)	Stock Option Awards ($) (1)(2)	Restricted Stock Unit Grants ($) (1)(3)	Total ($)
John C. Rich	24,750	4,370	3,334	32,454
Luke P. LaValle, Jr.	19,000	4,370	3,334	26,704
Thomas H. Lenagh	18,750	4,370	3,334	26,454
Jan M. Winston	19,250	4,370	3,334	26,954

(1)
The value of stock option awards and restricted stock unit grants is the value accrued to Company expenses in 2008 and reflected in 2008 net income.  Unless otherwise indicated, stock option awards and restricted stock unit grants vest over three years, and accrue proportionally over the three year vesting period.

(2)
The value of stock option awards is determined in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R), for outstanding option awards and include amounts from awards granted prior to 2008. The assumptions used to determine the valuation of the awards are discussed in Note 9  to our consolidated financial statements, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. At fiscal year end, the aggregate number of option awards outstanding for each non-employee director then serving as a director was as follows:  John C. Rich, 54,014; Luke P. LaValle, Jr., 9,014; Thomas H. Lenagh, 149,014; and Jan M. Winston, 42,014.  No stock option awards were made in 2008.

(3)
The aggregate fair value of restricted stock unit grants is the product of the number of units granted times the closing price of common stock of the Company on the date of the grant and the aggregate fair value is expensed for financial reporting purposes proportionately over the vesting period in accordance with Statement of Financial Accounting Standards No. 123(R), Share-Based Payment (SFAS No. 123(R).  In 2008, each non-employee director was granted a restricted stock unit award of 2,500 units, with each unit representing a right to receive one share of Common Stock of the Company upon vesting of the award. The grant date fair value of each of these restricted stock unit grants was approximately $10,000. At fiscal year end, none of the 2008 restricted stock unit grants had vested and the aggregate number of  grants outstanding for each non-employee director then serving as a director was as follows:  John C. Rich, 2,500; Luke P. LaValle, Jr., 2,500; Thomas H. Lenagh, 2,500; and Jan M. Winston, 2,500.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Composition of the Board of Directors

The Board of Directors in 2008 consisted of four non-employee directors and the Company’s President and CEO.  Mr. John C. Rich served as Chairman of the Board during the year.  The Board met 17 times during fiscal year 2008 with all members in attendance.  During 2008, each non-employee director of the Company was also a member of each Committee of the Board of Directors and each attended at least 75% of all the meetings of the Board and the respective committees of the Board on which they served in fiscal 2008.  The Company’s Bylaws were amended on January 21, 2009 to increase the number of directors from five to six.  Mr. N.E. Rick Strandlund was appointed by the Board to fill the vacate seat until the next Annual Meeting.

On January 23, 2009, Mr. Daniel Lehrfeld, the Company’s former President and CEO resigned his seat on the Board of Directors and Mr. Joseph J. Rutherford, who assumed the position of President and CEO of the Company on January 1, 2009, was appointed to fill the vacated seat until the next Annual Meeting.  Neither Mr. Rutherford nor Mr. Strandlund serves on any Committees of the Board.  On March 9, 2009, John C. Rich, Chairman of the Board of Directors of PPGI, informed the Company’s Nominating Committee that he would not stand for re-election to the board when his current term expires at the Annual Meeting on May 13, 2009.

Audit Committee

The Board of Directors has determined that the members of the Audit Committee each satisfy the requirements for independence under Section 301 of the Sarbanes-Oxley Act, as well as the independence standards of the NASDAQ National Market.   In 2008, the Audit Committee was comprised of four independent Directors: Luke P. LaValle, Jr. (Chairman), Thomas H. Lenagh, John C. Rich and Jan M. Winston.  The Audit Committee is empowered by the Board of Directors to, among other things, serve as an independent and objective party to monitor the Company’s financial reporting process, internal control system and disclosure control system, review and appraise the audit efforts of the Company’s independent accountants, assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company’s management regarding financial reporting issues, and provide an open avenue of communication among the independent accountants, financial and senior management, and the Company’s Board of Directors.  The Audit Committee charter is attached to this document as Exhibit A.

The Audit Committee met five times during 2008 with all members in attendance at four of the five meetings.

Audit Committee Financial Expert.

The Board of Directors of the Company has determined that Mr. John C Rich is an “audit committee financial expert”; as such term is defined by the SEC.

Compensation Committee

The Compensation Committee is comprised of all of the independent, non-management directors, and is responsible for establishing appropriate salaries and bonuses for all executive officers and senior management of the Company.

The Compensation Committee has the responsibility of granting equity-based incentive compensation (i.e. stock options and grants of restricted stock units) to eligible employees including the executive officers, and to its directors.  The Compensation Committee duties also include administering and interpreting the Photonic Products Group, Inc.  2000 Equity Compensation Program (“the Stock Option Plan”).  The duties relating to the Company’s Stock Option Plan include selecting from eligible employees those persons to whom awards will be granted and determining the type of award, the number of shares to be included in each award, any restrictions for some or all of the shares subject to the award and the award price.  The Compensation Committee reviews and approves all matters regarding the compensation of the executive officers and other executives of the Company.  The Compensation Committee has no charter.

The Compensation Committee has the authority to hire independent advisors to help fulfill its duties.

During 2008, the Compensation Committee was comprised of Jan M. Winston (Chairman), Luke P. LaValle, Jr., Thomas H. Lenagh, and John C. Rich.  The Compensation Committee met five times during the year with all members in attendance.

Nominating Committee

During 2008, the Nominating Committee was comprised of the four outside directors:  Thomas H. Lenagh (Chairman), Luke P. LaValle, Jr., John C. Rich and Mr. Jan M. Winston.  The Nominating Committee makes recommendations to the Board of Directors for the selection of individuals to be nominated to the Board of Directors.  The Nominating Committee met once (1) during the year with all members in attendance.  The Nominating Committee charter is attached as Appendix B to this document.

Procedures for Considering Nominations Made by Stockholders

The Nominating Committee’s charter describes procedures for nominations to be submitted by stockholders and other third-parties, other than candidates who have previously served on the Board or who are recommended by the Board.  The charter states that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by the Company.  The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above.  The charter requires a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the criteria established by the Nominating Committee, as described below.

Qualifications

The charter describes the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess.  Each nominee:

•	must satisfy any legal requirements applicable to members of the Board;

•	must have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	must have a reputation in the Company’s industry, for honesty and ethical conduct;

•	must have a working knowledge of the types of responsibilities expected of members of a board of directors of a public corporation; and

•
must have experience, either as a member of the board of directors of another public or private company or in another capacity that demonstrates the nominee’s capacity to serve in a fiduciary position.

Identification and Evaluation of Candidates for the Board

Candidates to serve on the Board will be identified from all available sources, including recommendations made by stockholders.  The Nominating Committee’s charter provides that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by stockholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process for individuals other than existing Board members will include:

•	a review of the information provided to the Nominating Committee by the proponent;

•	a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

•	a personal interview of the candidate;

together with a review of such other information as the Nominating Committee shall determine to be relevant.

Third Party Recommendations - In connection with the 2009 Annual Meeting, the Nominating Committee did not receive any nominations from any stockholder or group of stockholders which owned more than 5% of the Company’s Common Stock for at least one year.

Communication with the Board - The Board has established a procedure that enables stockholders to communicate in writing with members of the Board.  Any such communication should be addressed to the Company’s Secretary and should be sent to such individual c/o the Company at its principal place of business at 181 Legrand Ave, Northvale, NJ 07647.  Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board.  Under the procedures established by the Board, upon the Secretary’s receipt of such communication, the Company’s Secretary will send a copy of such communication to each member of the Board, identifying it as a communication received from a stockholder.  Absent unusual circumstances, at the next regularly scheduled meeting of the Board held more than two days after such communication has been distributed, the Board will consider the substance of any such communication

Board members are encouraged, but not required by any specific Board policy, to attend the Company’s Annual Meeting.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers of the Registrant

The following table sets forth the name and age of each executive officer of the Company, the period during which each such person has served as an executive officer and the positions with the Company held by each such person:

Name and Age	Since	Position With the Company

Joseph J. Rutherford, 62	2009	President and Chief Executive Officer

William J. Foote, 58	2006	Chief Financial Officer, Chief Accounting Officer and Corporate Secretary

William D. Brucker, 61	2007	Vice President Human Resources and Administration

Miro Dosoudil, 45	2008	Vice President of Operations

John R. Ryan, 39	2007	Vice President of Sales and Marketing

On January 1, 2009, Mr. Joseph J. Rutherford was appointed President and Chief Executive officer of the Company.  Mr. Rutherford has spent more than 30 years as an executive in the optics industry and is an experienced leader in optical component development and manufacturing businesses serving customers in both defense and commercial sectors of the photonics industry. From 1989 through 2006, he was VP/GM of Charlotte, NC-based Synoptics, a subsidiary successively of Litton and Northrop Grumman corporations and an industry leader in laser crystal products and related optical components.  Prior to that, he held executive level sales and marketing positions within Memtech Corporation, Material Progress Corporation, and Allied Corporation.  Mr. Rutherford holds a Bachelor of Science degree in Education from Trenton State College.

William J. Foote joined the Company in May 2006 and was appointed its Chief Financial Officer, Chief Accounting Officer, and Corporate Secretary on May 16, 2006.  Mr. Foote served as Chief Financial Officer of INSL-X Products Corporation, a private paint and coatings manufacturer, from 2002 through 2005.  From 2000 to 2002, he was CFO of ASD Group, Inc., a publicly held contract manufacturer serving the OEM marketplace in the high-tech sector.  Prior to that, from 1990 through 1999, Mr. Foote held several executive positions including Director and Vice-President of Finance positions, with Benjamin Moore & Co., a large public paint and coatings manufacturer.  Earlier in his career, Mr. Foote served in various senior financial roles with a number of manufacturing firms in Canada.  Mr. Foote is both a Certified Public Accountant and a Chartered Accountant (Canada).  His past experience includes working in the audit area with the public accounting firm of KPMG (Canada).  Mr. Foote holds a Bachelor of Arts degree from Carleton University in Ottawa, and a Masters Degree in Accounting from the University of British Columbia.

William D. Brucker joined the Company in 2000 as Director of Human Resources. In 2006 he was appointed Vice President of Human Resources and Administration. Prior to joining the Company, Mr. Brucker held corporate divisional HR leadership responsibilities with Hughes Aircraft/Raytheon, RJR/Nabisco, Proctor & Gamble, and The Journal of Commerce. In addition to competency in all the classic HR disciplines including regulatory compliance, he has experience in multi-site organizations and facility/operational integration and transition. Mr. Brucker holds a BA degree from Salem College.  Mr. Brucker was appointed an officer of the Company on January 19, 2007.

Miroslav Dosoudil joined the Company as Director of Manufacturing Engineering in 2000 and has successively held the positions of Director of Operations for Laser Optics, Vice-President of Operations for Northvale.  Prior to joining PPGI, he held optical manufacturing engineering positions with Circon, Tirolit and Meopta (Czech Republic).  Mr. Dosoudil holds various degrees in science and engineering including a Doctor of Science and Physical Electronics and Optics from the University of Palackiana in the Czech Republic.

John R. Ryan joined the Company in 2007 as Corporate Vice President of Sales and Marketing.  Mr. Ryan served since 2005 as Director of Sales for Labsphere, Inc., a privately held manufacturer of electro-optical test and measurement products.  He was a key member of their executive team, responsible for all domestic and international sales channels.  From 2003 through 2005, Mr. Ryan was Director of North American Sales for Xtera Communications, Inc., a supplier of DWDM systems.  Earlier, from 1993 through 2003, he held positions as Regional Sales Manager for Photon Dynamics and Electro Scientific Industries, manufacturers of optical inspection equipment and laser-based process equipment respectively.  Mr. Ryan received his Bachelor of Science degree from Merrimack College in Business Administration and Marketing in 1992.

Each of the executive officers has been elected by the Board of Directors to serve as an officer of the Company until the next election of officers, as provided by the Company’s by-laws.

Summary of Cash and Certain Other Compensation

The following Summary Compensation Table sets forth, for the years ended December 31, 2008, 2007 and 2006, the compensation paid by the Company and its Subsidiaries, with respect to the Company’s Chief Executive Officer and other executives.

Summary Compensation Table

Name & Principal Position	Year	Annual Salary ($)	Stock Option Awards ($) (1)		Restricted Stock Unit Awards ($) (1)		Non-equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Daniel Lehrfeld,	2008	$195,000	$12,000	(5)	—		$6,000	$16,435	(6,7)	$229,435
President and CEO	2007	$187,500	—		—		$65,000	$15,074	(6,7)	$267,574
(3)(4)	2006	$180,250	$13,600		—		$20,000	$13,100	(7)	$226,950
William J. Foote,	2008	$141,000	$7,250		$3,334		$4,000	—		$155,584
Corporate Secretary,	2007	$133,000	$7,160		—		$13,000	—		$153,160
VP and CFO (8)(9)	2006	$81,850	$3,267		—		$2,000	—		$87,117
William D, Brucker, VP Human Resources and Administration (10)	2008	$95,000	$1,889		$1,334		$2,000	—		$100,223
Miroslav Dosoudil, VP of Operations (11)	2008	$134,000	$2,648		$4,334		$5,000	—		$145,982
John R. Ryan, VP Sales and Marketing (12)	2008	$150,000	—		$16,000	(13)	$5,000	$31,000	(13)	$202,000

(1)
The total imputed value of stock option grants and restricted stock unit grants are determined in accordance with SFAS 123(R).  The imputed value of stock option awards and restricted stock unit awards shown in each year is the value accrued and imputed to Company expenses in that year and reflected in net income including expense from grants made in prior years.  Stock options and restricted stock unit grants vest over three years, one-third upon each anniversary of the grant, unless otherwise noted or vesting is accelerated by resolution of the Compensation Committee.  The assumptions used in calculating these amounts are set forth in Note 9 to the Company’s Financial Statements for the fiscal year ended December 31, 2008, which is located on page 38 of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2009. The values in this column represent the accounting expense values incurred during the respective fiscal years and may not be equivalent to the actual value recognized by the named executive officer.

(2)	Represents cash bonus amounts accrued and expensed in the 2008 fiscal year and paid in the first quarter of the 2009.

(3)
Mr. Lehrfeld’s employment agreement with the Company expired on December 16, 2008 but he remained with the Company through his retirement on December 31, 2008. In January 2009, subsequent to his departure, Mr. Lehrfeld received a payment for accrued vacation pay in the amount of $53,313.

(4)
Effective January 1, 2009, Mr. Joseph J. Rutherford was appointed President and CEO of the Company.  Mr. Rutherford’s annual salary is $180,000.  He will be entitled to participate in the Company’s 2000 Equity Compensation Program and will be eligible for an incentive compensation cash award in 2009, targeted at $50,000 based on performance objectives to be established during the year by the Company’s Compensation Committee. Also on January 1, 2009, Mr.  Rutherford received a sign-on grant of 17,143 stock options with a term of 10 years and an exercise price of $1.75 which was the closing market price on the date of the grant and an aggregate fair market value of approximately $30,000.  These stock options will vest over three years, one-third upon each anniversary of the grant.

(5)
On January 22, 2009, Mr. Lehrfeld was granted 7,742 stock options with an exercise price of $1.75 which was the closing price on the date of the grant.  These options vest immediately, have a term of three years and a fair market value of $1.55 per share using the Black-Scholes option pricing model.  These grants were awarded in recognition of Mr. Lehrfeld’s performance during 2008 and were reflected in the Company’s expense for that year.

(6)	Includes Company paid term life insurance premium in excess of group term life insurance minimum coverage.

(7)	Includes payout of unused vacation hours for hours in excess of permitted annual carry-over allowance

(8)	Mr. William J. Foote was appointed CFO and Secretary on May 16, 2006

(9)
Mr. Foote was granted a 10 year stock option of 4,598 shares with an exercise price of $1.75 on January 22, 2009 for achievements in 2008.  In January of 2008, he received an award of 2,500 restricted stock units at a market price of $4.00 per share for achievements in 2007.  Mr. Foote was granted a 10 year stock option of 3,378 shares at a strike price of $1.50 on January 19, 2007 for achievements in 2006.

(10)
Mr. William D. Brucker has been an executive officer since 2007.  On January 22, 2009, Mr. Brucker received a 10 year stock option grant of 1,724 shares with an exercise price of $1.75 per share pursuant to his achievements in 2008

(11)
Mr. Miroslav Dosoudil was appointed an executive officer of the Company on June 3, 2008.  On January 22, 2009, he was awarded a 10 year stock option grant of 6,897shares with an exercise price of $1.75 per share pursuant to his achievements in 2008.

(12)	Mr. John Ryan has been an executive officer of the Company since December 17, 2007.

(13)
Included in Mr. Ryan’s other compensation for the year was a $10,000 sign on bonus paid in 2008 pursuant to his joining the Company in December 2007.  In addition, other compensation includes $21,000 paid as a temporary living allowance to Mr. Ryan in 2008. On January 22, 2009, he was awarded a 10 year stock option grant of 5,747 shares.

Grants of Plan-Based Awards

Shown below is information on grants of stock options and restricted stock units pursuant to the 2000 Equity Compensation plan made during the fiscal year ended December 31, 2008 to the executive officers named in the Summary Compensation Table, and/or earned for performance during the fiscal year but awarded in the weeks following (under “All Other Option and Stock Awards”):

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)	Estimated Future Payouts Under Equity Incentive Plan Awards (2)	All Other Option and Stock Awards: Number of Securities Underlying Award (#)		Exercise or Base Price of Option and Stock Awards ($/Sh)	Grant Date Fair Value of Stock Option and Stock Awards ($) (3)
		Target ($)	Target ($)
Daniel Lehrfeld, President and CEO	1/22/2009	N/A	N/A	7,742	(4)	$1.75	$12,000
William J. Foote, VP, CFO & Secretary	1/22/2009	N/A	N/A	4,598	(4)	$1.75	$8,000
William D. Brucker, VP Human Resources & Administration	1/22 2009	N/A	N/A	1,724	(4)	$1.75	$4,000
Miroslav Dosoudil, VP Operations	1/22 2009	N/A	N/A	6,897	(4)	$1.75	$12,000
John R. Ryan, VP Sales and Marketing	1/22 2009	N/A	N/A	5,747	(4)	$1.75	$10,000

(1)	Values in this column represent the estimated target value of future cash incentive plan awards based on performance targets for fiscal year 2008. These have not yet been established.

(2)	Values in this column represent the estimated target value of future equity-based awards that would be reflected in 2008 net income. These have not yet been established.

(3)
The grant date fair value of stock option grants is the value computed in accordance with FASB 123R, using the Black-Scholes options pricing model.  The grant date fair value of restricted stock unit grants is the number of shares granted times the closing market price on the day of grant.

(4)	Represents Stock Option grants made in January 2009 but awarded based on performance in 2008.

Outstanding Equity-Based Awards at Fiscal Year-End

The following table provides information pertaining to vested and non-vested stock options held by each of the executive officers named in the Summary Compensation Table as of December 31, 2008.

Outstanding Stock Option Awards at Fiscal Year-End

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Earned but Unawarded Options (#)	Option Exercise or Grant Price Price ($)	Option Expiration Date
Daniel Lehrfeld,	59,500	(1)	0.	N/A	1.35	8/12/2009
President and	100,000	(1)	0.	N/A	0.95	12/31/2011 (3)
CEO (2)	310,000		0.	N/A	2.00	5/24/2010
	35,500		0.	N/A	2.00	5/24/2010
	Total: 505,000		Total: 0
William J. Foote,	1,126	(1)	2,252	N/A	1.50	1/19/2017
VP and CFO	6,667		3,333	N/A	1.75	5/16/2016
	Total: 7,793		Total: 5,585
William D.	2,635	(1)	1,315	N/A	1.50	2/13/2016
Brucker, VP	8,000	(1)	0	N/A	1.03	1/12/2015
Human	3,600	(1)	0	N/A	0.50	1/2/2013
Resources and	7,000	(1)	0	N/A	1.00	1/2/2012
Administration	2,100		0	N/A	5.00	1/2/2011
	4,500		0	N/A	3.25	9/18/2010
	Total: 27,835		Total: 1,315
Miro Dosoudil	1,800	(1)	3,605	N/A	1.50	1/19/2017
VP Operations	10,000	(1)	0	N/A	1.03	1/12/2015
	9,000	(1)	0	N/A	0.50	1/2/2014
	3,600	(1)	0	N/A	0.50	1/2/2013
	5,500	(1)	0	N/A	1.00	1/2/2012
	3,000		0	N/A	5.00	1/2/2011
	4,000		0	N/A	3.25	9/18/2010
	Total: 36,900		Total: 1,315

(1)  Represents vested “in-the-money” options based on PPGI’s closing market price of $1.75 on December 31, 2008.

(2)  Does not include 7,742 stock options awarded on January 22, 2009 with an exercise price of $1.75 and a three year term and which vest immediately.

(3)  By resolution of the Board of Directors, the expiration date of outstanding vested options as of 12/31/2008 were extended to the earliest of the regular expiration date of the options or three years from Mr. Lehrfelds’s retirement date.

Outstanding Stock or Restricted Stock Unit Awards at Fiscal Year-End

Name	Number of Shares or Units of Stock that have not yet Vested (1)	Market Value of Shares or Units of Stock that have not yet Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units of Stock or Other Rights that have not yet Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock or Other Rights that have not yet Vested
Daniel Lehrfeld, President and CEO	N/A	N/A	N/A	N/A
William J. Foote, VP and CFO	2,500	$10,000	N/A	N/A
	Total: 2,500	Total: $10,000
William D. Brucker, VP Human Resources and Administration	1,000	$4,000	N/A	N/A
	Total: 1,000	Total: $4,000
Miro Dosoudil VP Operations	3,250	$13,000	N/A	N/A
	Total: 3,250	Total: $13,000
John R. Ryan	8,000	$32,000	N/A	N/A
VP Sales and Marketing	Total: 8,000	Total: $32,000

(1)       Mr. Foote earned a grant of 2,500 restricted stock units for performance in 2007.  This grant was awarded on January 29, 2008 when the closing market price of the Company’s stock was $4.00 per share. These restricted stock unit grants vest over three years proportionately from the grant date.

(2)       Mr. Brucker earned a grant of 1,000 restricted stock units for performance in 2007.  This grant was awarded on January 29, 2008 when the closing market price of the Company’s stock was $4.00 per share. These restricted stock unit grants vest over three years proportionately from the grant date.

(3)       Mr. Dosoudil earned a grant of 3,250 restricted stock units for performance in 2007.  This grant was awarded on January 29, 2008 when the closing market price of the Company’s stock was $4.00 per share. These restricted stock unit grants vest over three years proportionately from the grant date.

(4)       Mr. Ryan received a grant of 12,000 restricted stock units as part of a sign-on bonus at the commencement of his employment with the Company on December 17, 2007.   Of these, 4,000 grants vested in December 2008.

Option Exercises

The following table provides information concerning options exercised and restricted stock units vested during 2008 by each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested

Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($) (1)
Daniel Lehrfeld, President and CEO	82,500	$177,950
William J. Foote, VP and CFO	N/A	N/A
William D. Brucker, VP Human Resources and Administration	20,000	$41,000
Miro Dosoudil, VP Operations	N/A	N/A
John R. Ryan, (2) VP Sales and Marketing	4,000	$6,600

(1)	The value realized on exercise is the number of shares exercised times the difference between the market price when exercised and the exercise price.

(2)
Mr. Ryan received a grant of 12,000 restricted stock units as part of a sign-on bonus at the commencement of his employment with the Company on December 17, 2007.   On that date, the closing market price of the Company’s stock was $4.00 per share.  These restricted stock unit grants vest over three years proportionately from the grant date.  On December 17, 2008, 4,000 restricted stock units vested and the Company issued 3,100 shares of the Company’s common stock to Mr. Ryan and withheld 900 shares in payment of payroll withholding taxes due on the vesting date.  The Company’s closing market price on that date was $1.65.

Equity Compensation Plan Information

The following table gives information about the Company’s Common Stock that may be issued upon the exercise of options, warrants and rights under the Company’s Key Employee Compensation Plan and the Company’s 2000 Equity Compensation Program, as of December 31, 2008.  These plans were the Company’s only equity compensation plans in existence as of December 31, 2008.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
Equity Compensation Plans Approved by Shareholders	1,061,639	$1.56	3,630,661
Equity Compensation Plans Not Approved by Shareholders	—	—	—

Total	1,061,639	$1.56	3,630,661

Compliance with Section 16(a) Beneficial Ownership

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission.  These persons are required by the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) reports that they file.  Based on our review of copies of all disclosure reports filed by our directors and executive officers pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the following Forms 3 and 4 were not timely filed.  These include Forms 4 reporting each of William D. Brucker’s  receipt of a grant of stock options,  William J. Foote’s receipt of a grant of stock options, Jan M. Winston’s receipt of a grant of stock options, John C. Rich’s receipt of a grant of stock options., Luke P. LaValle, Jr.’s grant of a stock option and Thomas H. Lenagh’s receipt of a grant of stock options, a Form 3 for Miro Dosoudil reporting his initial statement of beneficial ownership on his appointment as VP, Operations and a Form 3 for Joseph J. Rutherford reporting his initial statement of beneficial ownership on his appointment of President and CEO.  The Company believes that all required Forms 3 and 4 have been filed for 2008.

Certain Relationships and Related Transactions

The documented ethics policies of the Company restrict certain types of related-party transactions between the Company and its directors, officers, and employees of the Company.  Specifically, compensation for services provided by directors, officers, and employees to the Company may not be through any source but the Company.  The Company’s policies do permit related-parties to participate in financial transactions, limited to financing via debt or equity.  In such instances, the Board of Directors has an informal policy of requiring that when financing through a related party, that the terms of such financing, including but not limited to interest rates and fees, are at least equal to or better than the terms obtainable via financing from other sources.

In March 2009, the maturity date of a $1,500,000 Subordinated Convertible Promissory Note to Clarex Limited (“Clarex”), a major shareholder and debt holder, was extended to April 1, 2011.  The note bears interest at 6% and was originally due in January 2006, extended to December 31, 2008 and subsequently again to April 1, 2009.  Interest accrues yearly and along with principal may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,500,000 Units with each unit consisting of one share of common stock and one warrant.  The warrants had an original expiration date of August 2009 and each warrant allowed the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2014.

In March 2009, the maturity date of a $1,000,000 Subordinated Convertible Promissory Note bearing interest at 6% was extended to April 1, 2011.  The note was originally due in January 2006 and was subsequently extended to April 1, 2009.  Interest accrues yearly and along with principal may be converted into securities of the Company as follows:  The Note is convertible in the aggregate into 1,000,000 Units with each unit consisting of one share of common stock and one warrant.  The warrants had an original expiration date of August 2009 and each warrant allowed the holder to acquire 0.75 shares of common stock at a price of $1.35 per share.  The expiration date of the warrants under the conversion terms has been extended to April 1, 2014.  The holder of the note is an affiliate of Clarex.

In January 2008, the Company repaid in full a $1,700,000 Secured Promissory Note held by Clarex, including accrued interest of $477,444.

In March, 2008, Clarex elected to exercise the 200,000 warrants expiring on March 31, 2008 and the Company issued 200,000 shares of its commons stock for proceeds of $85,000.

In May, 2008, Clarex exercised the remaining 200,000 warrants set to expire on May 18, 2008 for $216,000 and the Company issued 200,000 shares of its common stock.

During 2007, the Company accelerated repayment of the outstanding balance of a secured promissory note dated February 13, 2006 for $700,000 due to Clarex.  The payment consisted of $554,607 in principal plus accrued interest of $1,744.  The note was pursuant to a financing arrangement with Clarex to fund the Company’s acquisition of capital assets needed to capture new business opportunities.  The funds were originally received in February 2006 and the Company issued the secured note which called for monthly installments over a term of seven years with interest at 6.75%.

During 2007, the Company repaid prior to maturity, a 6% Subordinated Convertible Promissory Note in the amount of $1,000,000 due to Clarex.  The note was originally dated April 1, 2004 and due on March 31, 2008 and was convertible into 1,000,000 Units consisting of 1,000,000 shares of common stock and warrants to acquire 750,000 shares of common stock at a price of $1.35 per share.  An initial payment of $500,000 was made on June 28, 2007 and a final payment of $500,000 plus accrued interest of $196,520 was made on September 17, 2007.

In April 2007, Clarex exercised its right to convert its holdings of 500 shares of Series A 10% Convertible Preferred Stock (the “Series A”) with a liquidation value of $500,000 into common shares of the Company.  The preferred shares were convertible at a conversion price of $1.00 per share and the Company issued 500,000 common shares in exchange.

In October 2007, Clarex exercised its right to convert its holdings of 1,000 shares of the Company’s Series B 10% Convertible Stock (the “Series B”) with a liquidation value of $1,000,000 into common stock of the Company at the specified conversion price of $2.50 per share, along with all but one of the other Series B holders.  The Company issued 400,000 common shares to Clarex, on the conversion.

The Company’s Board of Directors has determined that each of its four outside directors, Mr. John C. Rich, Mr. Thomas H. Lenagh, Mr. Jan M. Winston, and Mr. Luke P. LaValle, Jr., has no material relationship with the Company (other than as director) and is therefore “independent” within the meaning of the current listing standards of the Nasdaq National Market and the requirements of the Sarbanes Oxley Act.  In its annual review of director independence, the Board of Directors considers all commercial, banking, consulting, legal, accounting or other business relationships any director may have with the Company.  The Board of Directors considers a “material relationship” to be one that impairs or inhibits, or has the potential to impair or inhibit, a director’s exercise of critical and disinterested judgment on behalf of the Company and its shareholders.  When assessing the “materiality” of a director’s relationship with the Company, the Board of Directors considers all relevant facts and circumstances not only from the standpoint of the director in his or her individual capacity, but also from the standpoint of the persons to whom the director is related and organizations with which the director is affiliated.

Code of Ethics

The Company has adopted a Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller (or persons performing similar functions).  A copy of such Code of Ethics will be made available without charge and upon written request addressed to the attention of the Secretary of the Company and mailed to the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 0764.

Relationship with Independent Public Accountants

Holtz Rubenstein Reminick, LLP, (the “Auditors”) independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2009.  Representatives of Holtz Rubenstein Reminick, LLP are expected to be present at the annual meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services

In accordance with the requirements of the Sarbanes-Oxley Act of 2002 and the Audit Committee’s charter, all audit and audit-related work and all non-audit work performed by the Company’s independent accountants is approved in advance by the Audit Committee, including the proposed fees for such work.  The Audit Committee is informed of each service actually rendered.

Audit Fees.  Audit fees billed or expected to be billed to the Company by the Company’s principal accountant for the audit of the financial statements included in the Company’s Annual Reports on Form 10-K, and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, for the years ended December 31, 2008 and 2007 were $83,000 and $83,000, respectively.

Audit-Related Fees The Company was billed $605 and $9,715 by the Company’s principal accountant for the fiscal years ended December 31, 2008 and 2007, respectively, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

Tax Fees The Company was billed an aggregate of $12,000 and $12,000 by the Company’s principal accountant for the fiscal years ended December 31, 2008 and 2007, respectively, for tax services, principally the preparation of income tax returns.

All Other Fees The Applicable law and regulations provide an exemption that permits certain services to be provided by the Company’s outside auditors even if they are not pre-approved.  The Company has not relied on this exemption at any time since the Sarbanes-Oxley Act was enacted.  There have been no other fees that have been pre-approved by the Audit Committee of the Board of Directors.

Audit Committee Report

In connection with the preparation and filing of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008:

(1)	the Audit Committee reviewed and discussed the audited financial statements with the Company’s management;

(2)	the Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61;

(3)
the Audit Committee received and reviewed the written disclosures and the letter from the Company’s independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with the Company’s independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditor’s independence; and

(4)	based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the 2008 Annual Report on Form 10-K.

This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference to any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, and shall not be deemed filed under either of such acts except to the extent that the Company specifically incorporates this information by reference.

This report is furnished by the Audit Committee of the Board of Directors.

/s/ John C. Rich	/s/ Luke P. LaValle, Jr., Audit Committee Chairman
John C. Rich	Luke P. LaValle, Jr.

/s/ Thomas H. Lenagh	/s/ Jan M. Winston
Thomas H. Lenagh	Jan M. Winston

PRINCIPAL SHAREHOLDERS

The following table presents certain information available to the Company at the date hereof with respect to the security ownership of the Company’s Common Stock by  (i) each of the Company’s directors and their nominees, (ii) named executive officers of the Company, (iii) all executive officers and directors as group, and (iv) the security ownership of each person known by the Company to beneficially own more than five percent (5%) of the Company's common stock outstanding as of April 3, 2009.  Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options (including “out-of-the-money options”), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity.  The address of each principal shareholder, unless otherwise indicated, is Photonic Products Group, Inc., 181 Legrand Avenue, Northvale, NJ 07647.

Beneficial Ownership of Common Stock (1)

	Amount and Nature of		Percent of
Name and Address of Beneficial Owner	Beneficial Ownership		Common Stock
Luke P. LaValle, Jr.	14,445	(2)	*
Thomas H. Lenagh	194,860	(3)	1.7%
John C. Rich	72,960	(4)	*
N.E. Rick Strandlund	—		—
Jan M. Winston	47,760	(5)	*
William D. Brucker	29,433	(6)	*
Miroslav Dosoudil	39,477	(7)	*
William J. Foote	12,928	(8)	*
Joseph J. Rutherford	—		—
John R. Ryan	3,100		*

All Directors and Executive	414,963	(9)	3.6%
Officers as a group (10 persons)
Clarex, Ltd. & Welland Ltd.	9,354,414	(10)	56.8%
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Brown Advisory Holdings, Inc.	3,743,216	(12)	33.1%
901 South Bond Street, Suite 400
Baltimore, MD 21231

William Nicklin	1,302,725	(11)	11.2%
3 Rivers Edge
Newburgh, NY 12550-1457

* Less than 1%

(1)
Unless otherwise indicated, each of the shareholders named in the table has sole voting and investment power with respect to the shares beneficially owned, subject to the information contained in the footnotes to the table.

(2)	Including 13,611 shares issuable upon conversion of options exercisable within 60 days.

(3)	Including 122,326 shares issuable upon conversion of options exercisable within 60 days.

(4)	Including 52,326 shares issuable upon conversion of options exercisable within 60 days.

(5)	Including 40,326 shares issuable upon conversion of options exercisable within 60 days.

(6)	Including 29,150 shares issuable upon conversion of options exercisable within 60 days.

(7)	Including 38,703 shares issuable upon conversion of options exercisable within 60 days.

(8)	Including 12,252 shares issuable upon conversion of options exercisable within 60 days.

(9)	Including 308,694 shares issuable upon conversion of options exercisable within 60 days.

(10)
Including 2,500,000 shares issuable upon conversion of convertible promissory notes at a per share conversion price of $1.00, 862,500 shares issuable upon conversion of accrued interest and warrants to purchase 1,875,000 shares exercisable at $1.35 per share.

(11)
Including 15,000 shares over which Mr. Nicklin has shared investment power but no voting power, 34,600 with sole investment power but no voting power and 523,375 shares issuable upon exercise of warrants at $1.35 per share.

(12)	Including 3,738,216 shares over which Brown Advisory Holdings, Inc. has shared investment power but no voting power and 5,000 shares with sole investment power but no voting power.

OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting.  If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

AT 2010 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2010 Annual Meeting of Shareholders must be received by the Company at the Company’s principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on December 21, 2009 to be considered for inclusion in the Proxy Statement for the 2010 Annual Meeting and by March 6, 2010 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board, at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board.  A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company, not later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that if the date on the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such meeting or the close of business on the tenth (10th) day following the day on which the public announcement of the date of such meeting is first made by the Company.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above.  Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined in the Nominating Committee Charter) established by the Nominating Committee.

The Annual Meeting of Stockholders is called for the purposes set forth in the Notice.  The Board does not know of any matter for action by stockholders at such meeting other than the matters described in the Notice.  However, the enclosed proxy will confer discretionary authority with respect to matters which are not known at the date of printing hereof which may properly come before the meeting.  It is the intention of the person named in the proxy to vote in accordance with their judgment on any such matter.

You are cordially invited to attend the Annual Meeting in person.  Your participation in discussion of the Company’s affairs will be welcome.

/S/ William J. Foote
William J. Foote, Secretary

Dated:    April 20, 2009

A copy of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2008, including consolidated financial statements, accompanies this Proxy Statement.  The annual report is not to be regarded as proxy soliciting material or as a communication by means of which any solicitation is to be made.

EXHIBIT A

AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. (“Photonic Products Group, Inc.”) to assist the Photonic Products Group, Inc. Board in monitoring (a) the integrity of the financial statements of Photonic Products Group, Inc. and its subsidiaries (the “Company”) and (b) the independence of performance of the Company’s external and, if applicable, internal auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., subject to such qualifications and exceptions as may be permitted by such requirements.  The members of the Audit Committee shall be appointed from time to time by the Photonic Products Group, Inc. Board.  The Photonic Products Group, Inc. Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee.  The Audit Committee may request any officer or employee of the Company, the Company’s outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The primary goals of this Charter are to specify the following:

•	the scope of the Audit Committee’s responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

•
the Audit Committee’s responsibility for (a) insuring its receipt from the Company’s independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Photonic Products Group, Inc. Board take, appropriate action to oversee the independence of the independent auditor; and

•
the independent auditor’s ultimate accountability, to the Photonic Products Group, Inc. Board and the Audit Committee, as representatives of the shareholders of Photonic Products Group, Inc. and the ultimate authority and responsibility of the Photonic Products Group, Inc. Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

The Audit Committee shall make regular reports to the Photonic Products Group, Inc. Board, as required by the Delaware General Corporation Law.

Pursuant to this Charter:

1.	THE COMMITTEE

The Audit Committee of the Board of Directors of PHOTONIC PRODUCTS GROUP, INC. will consist of at least three members of the Board including a Chairman designated by the Board.  Members of the Audit Committee may not be employees of the Company.  The Committee will meet at least three times a year, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2.	SCOPE

The Committee serves at the pleasure of and is subject to the control and direction of the Board of Directors.

3.	RESPONSIBILITIES OF THE COMMITTEE

-
To assist the Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company's business, accounting, reporting, audit and internal controls practices.

-	To maintain a direct line of communications between the Board and the Company's independent auditors and internal auditors to provide for an exchange of views and information.

4.	FUNCTIONS OF THE COMMITTEE

The Committee will satisfy its responsibilities by completing the following functions:

-	Discuss the results of the annual internal and independent audits with management and the internal and independent auditors.

-	Consider the comments from the independent auditors and internal auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

-	Appoint the independent auditors for the coming year.

-	Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.

-	Review the scope of planned activities and budget along with a review of the effectiveness of the Company's internal auditors, if any.

-
Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.

-	Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

-	Review the Committee's responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.

-	Monitor the procedures or systems used in preparing the financial statements of the Company.

-	Obtain the assessment of management and the independent auditors as to the adequacy of:

-	the Company's internal accounting procedures and controls.

-	the Company's procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.

-	Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.

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Receive from the Company’s independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.

-	Engage in dialogue with the Company’s independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.

-	Recommend to the Photonic Products Group, Inc. Board appropriate actions to ensure the independence of the Company’s independent auditor.

I.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Photonic Products Group, Inc. Board for approval.

II.	Audit Committee should meet with independent auditor without management present.

III.	Review the interim financial statements and financial results with independent auditor prior to filing Form 10-Qs.

IV.	Review Year-End financial statements and financial results prior to filing Form 10-K.

V.	Discuss required communication with independent auditor as required by SAS 61 of GAAS.

-	Review any information submitted to the Audit Committee pursuant to Section 10A of the Private Securities Litigation Reform Act of 1995.

-	Prepare the report to the Company’s Board of Directors for inclusion in the Company’s annual proxy statement.

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Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company’s response to that letter.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles.  This is the responsibility of management and the independent auditor.  Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

EXHIBIT B

PHOTONIC PRODUCTS GROUP, INC.

NOMINATING COMMITTEE CHARTER

Purposes of the Nominating Committee

The purposes of the Nominating Committee are:

•	to consider proposals made by shareholders and others to nominate specific individuals to the board of directors of Photonic Products Group, Inc. (the “Company”);

•	to identify qualified individuals for membership on such board (the “Board”); and

•	to recommend to the Board the director nominees for election at each annual meeting of shareholders and at each other meeting of shareholders at which directors are to be elected.

Membership of the Nominating Committee

The Nominating Committee:

•	shall consist of not less than four independent members of the Board, the exact number to be established by the board of directors from time to time;

•	shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards, if any, applicable to the Company; and

•	shall consist solely of members who are appointed by, and who may be removed by, the Board.

Criteria for Nomination to the Board of Directors

Each individual nominated by the Nominating Committee to serve on the Board of Directors shall, in the Nominating Committee’s opinion, satisfy the following criteria (the “Minimum Criteria”) together with such other criteria as shall be established by the Nominating Committee:

•	such nominee shall satisfy any legal requirements applicable to members of the Board;

•	such nominee shall have business or professional experience that will enable such nominee to provide useful input to the Board in its deliberations;

•	such nominee shall have a reputation, in one or more of the communities serviced by the Company and its subsidiaries, for honesty and ethical conduct;

•	such nominee shall have a working knowledge of the types of responsibilities expected of members of the board of directors of a public corporation; and

•
such nominee shall have experience, either as a member of the board of directors of another public or private corporation or in another capacity, which demonstrates the nominee’s capacity to serve in a fiduciary position.

Procedures to be followed with Respect to the Submission of Names for Consideration by the Nominating Committee

The following procedures (the “Minimum Procedures”) shall be utilized in considering any candidate for election to the Board at an annual meeting, other than candidates who have previously served on the Board or who are recommended by the Board.  A nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Company.  In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a notice as described above.  Such notice shall set forth as to each person whom the proponent proposes to nominate for election as a director (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) information that will enable the Nominating Committee to determine whether the candidate satisfies the Minimum Criteria and any Additional Criteria (as defined below) established by the Nominating Committee.

In the event that a director is to be nominated at a special meeting of shareholders or is to be elected by the Board, the Nominating Committee shall develop procedures designed to conform, as nearly as practicable, to the procedures applicable to elections of Board members at annual meetings.

The Nominating Committee may, but shall not be required to, develop other procedures (the “Additional Procedures”) designed to supplement the Minimum Procedures.

Processes to be followed in considering Candidates

Candidates to serve on the Board shall be identified from such sources as shall be available to the Nominating Committee, including without limitation recommendations made by shareholders.

There shall be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board.  The evaluation process shall include (i) a review of the information provided to the Nominating Committee by the proponent, (ii) a review of reference letters from at least two sources determined to be reputable by the Nominating Committee and (iii) a personal interview of the candidate, together with a review of such other information as the Nominating Committee shall determine to be relevant.

Duties of the Nominating Committee

The Nominating Committee shall:

•	determine whether other criteria (the “Additional Criteria”), beyond the Minimum Criteria, should apply in nominating members of the Board, such Additional Criteria to

•	reflect, at a minimum, all applicable laws, rules, regulations and listing standards, if any, applicable to the Company, and

•	take into account a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the board of directors;

•	determine whether the Minimum Procedures should be supplemented with Additional Procedures relating to the information to be submitted to the Nominating Committee regarding prospective candidates;

•	annually review the size, composition and needs of the Board and make recommendations to the Board;

•	recommend to the Board the director nominees for election at the next annual meeting of shareholders;

•	consider and recommend candidates for appointment to the Board to the extent vacancies arise between annual meetings of shareholders;

•	consider director candidates submitted by shareholders and other third-parties, in accordance with the Minimum Procedures and any Additional Procedures adopted by the Nominating Committee; and

•	annually review the Nominating Committee charter and recommend to the Board any changes it deems necessary or desirable.

Meetings of the Nominating Committee

The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year.  At the discretion of the chairperson of the Nominating Committee, but at least once each year for all or a portion of a meeting, the members of the Nominating Committee shall meet in executive session, without any members of management present.

Additional Authority of the Nominating Committee

The Nominating Committee shall have the authority, in its discretion, to retain outside counsel and other advisors.